CAPSTONE THERAPEUTICS & Lipimetix Development, LLC

Biotech Showcase

San Francisco, CA

January 12 – 14, 2015

Safe Harbor Statement

Statements in this presentation or otherwise attributable to Capstone regarding our business that are not historical facts are forward looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. These risks include the factors discussed in our Form 10-K for the fiscal year ended December 31, 2013, and other documents we file with the U.S. Securities and Exchange Commission.

LipimetiX Development, LLC, is 60% owned by Capstone Therapeutics Corp. (OTCQB: CAPS).

AEM – 28 Cardiovascular Program Summary

- **Clinical:**
  - Phase 2 Asset – Statistically Significant in Lipid Reduction
- **Regulatory:**
  - Targeting Homozygous Familial Hypercholesterolemia (HoFH) and Orphan Indications
- **CMC:**
  - Inexpensive, Solid-Phase Synthesis with Proprietary Formulation IP
- **IP:**
  - New, 21 Year Composition of Matter Claims for AEM-28-02 Analog
- **Business:**
  - Seeking Strategic Partner or Independent Development Pathway

AEM-28: New Class of Cardiovascular Drug

AEM-28 is Derived from Native Apo E

AEM-28 (Ac-hE18A-NH_2) is a 28-amino acid peptide constructed from 2-domains of native Apo E



'Hinge region'
Arg172
Arg
Cys
158
150
Receptor-binding region
136
112
Arg
Cys
244
Major lipid-binding region
CO_2H-terminal domain
272
NH_2-terminal domain
AEM-28

Adapted from Hatters et al., *Trends Biochem Sci*. 2006; 31(8):445-54

- Apo E researched since 1960's
- Proven cholesterol/triglyceride regulating protein
- Apo E liver receptors clear VLDL remnants and TG
- Native Apo E = 299 AA: Too large for therapeutic delivery
- University of Alabama at Birmingham scientists engineered AEM-28 mimetic peptide
  - 28 AA small therapeutic
  - 2 binding domains: lipids and liver Apo E receptors

Native Apo E Plays Critical Role in Lipid and Cholesterol Metabolism

AEM-28 Target Indication

Homozygous Familial Hypercholesterolemia (HoFH)

	Regulatory	Est. Annual Mkt.	Target
Homozygous Familial Hypercholesterolemia (HoFH)	Orphan/Fast Track	$200MM	LDL, non-HDL

- Rare genetic disease (≈ 12,000 worldwide)
- Homozygous (both parents) bear offspring with no LDL receptors on liver: No clearance of LDL Cholesterol
- Blood often cream colored: life threatening cardiac events in teens and 20's
- Historical therapy: apheresis = mechanical filtering of fat from blood via dialysis every two weeks
- Two new therapeutic drugs approved:
  - Juxtapid (Aegerion)
  - Kynamro (Sanofi/Genzyme)
  - Both have side effect/toleration issues that may limit usage
- Market still underserved



Advantages of Apo E Mimetics in HoFH

- Rapid (one hour) and dramatic lipid reduction
- Does not inhibit natural regulatory pathways
- Apo E protective effect on arterial walls lessens atheroma burden
- New proprietary formulation for acceptable safety/tolerability
- Mechanism allows synergy with statins and PCSK9s for refractory cases
- Low cost/ease of manufacture
- HoFH patients accustomed to IV therapy due to apheresis

Apo E Mimetics Have Numerous Putative Therapeutic Advantages over Juxtapid ™and Kynamro ™

AEM-28 Target Indication

HoFH Preclinical Evidence

- Watanabe Heritable Hyperlipidemic (WHHL) rabbits have same genetic defect as human FH patients – complete absence of LDL receptors
- WHHL rabbits are refractory to statins, bile acid sequestrants, PCSK9 inhibitors, etc.
- Single dose @ 7.5 mg/kg of AEM-28 reduces total cholesterol 45% at 18 hours ($p<0.05$)



Relative cholesterol (A546)
0.08
0.06
0.04
0.02
0.00
5
10
15
20
25
30
Elution volume (mL)
pre IV injection
18 hr post injection
LDL
VLDL
HDL
△ LDL
△ VLDL

Also results in reduction of several markers of atherosclerosis

University of Alabama, G.M. Anantharamaiah, 2011

AEM-28 Reduces LDL & VLDL in Absence of LDL Receptors

Lipimetix

Pre-Clinical Efficacy

AEM-28: Athero Preclinical Beneficial Duration of Effect

Representative *en face* Lesions


Control
AEM-28

En face Lesion Area
(n=13 in each group)


En face percent lesion area
25
20
15
10
5
0
†
Saline
AEM-28
†p<0.001

AEM-28 Sustained Effect on Atherosclerotic Lesion Regression in Fat-fed APO E Null Mice 4 Weeks After Stopping Drug Treatment

Poster Presentation at American Heart Association Scientific Sessions, November 19, 2013.
Full Poster available at www.LipimetiX.com

Dose Response and Cholesterol Exposure Curve
AEM-28 in Cynomolgus Monkeys (Wake Forest)


Cummulative 7-Day Decrease
in Cholesterol in Normocholesterolemic (NC)
and Hypercholesterolemic (HC) Monkeys (mg/dL*hr)
at 3, 6, and 12 mg/kg Doses of AEM-28
Cummulative Cholesterol Decrease (mg/dL*hr)
30000
25000
20000
15000
10000
5000
0
Total Choleseterol
Non-HDLc
HDLc
NC: 3 mg/kg
NC: 6mg/kg
NC: 12 mg/kg
HC: 3 mg/kg
HC: 6 mg/kg
HC: 12 mg/kg
Cohort

NC = Normocholesterolemic
HC = Hypercholesterolemic


Change in Total Cholesterol in
Hypercholesterolemic Cynomolgus Monkeys
12 mg/kg of AEM-28
Total Cholesterol (mg/dL)
400
350
300
250
200
150
100
50
0
0
1
2
3
20
40
60
80
100
120
140
160
Time (hr)

AEM-28 Shows Clear Dose Response Efficacy Curve and Rapid, Robust Reduction in Cholesterol with Duration of Effect

AEM-28 Regulatory Strategy
Clear and Rapid Path to HoFH Approval

- Regulatory approval path for orphan indication in US and EU established by Juxtapid™ (Aegerion) and Kynamro™ (Sanofi/Genzyme)
- Cholesterol reduction (biomarker) approvable endpoint in this population / no "clinical outcomes" endpoint
- Juxtapid™ approved after a single Phase 3 study with 29 patients
- Following successful Phase 1 studies, AEM-28 might be approvable on Phase 2/3 trials of under 100 patients total and ≈ $10MM in cost

HoFH Fastest Indication to POC and Registration/Approval

AEM-28 Phase 1a;1b/2a Top Line Findings

- Single site hospital-based clinic in Australia
- n ≈ 51 testing IV doses with intra-cohort control
- Fasted Normal Healthy Volunteers / Elevated Fasting Triglycerides with High BMI / Refractory Hypercholesterolemics (all with elevated cholesterol)
- Standard pre-medication safety protocol
- Double-blinded, Placebo-controlled
- Medical Safety Committee reports "acceptable safety profile" noting infusion site reactions at highest dose
- Biomarker signals favoring AEM-28 shown in:
  - Total Cholesterol
  - Non-HDL Cholesterol
  - Fractional Non-HDL Cholesterol
- Statistical significance favoring AEM-28 at 2mg/kg and 3.54mg/kg shown in:
  - VLDL
  - Fractional VLDL
  - Triglycerides
  - Fractional Triglycerides

Study Objectives Achieved

Phase 1a Pharmacodynamic Results:

Escalating Dose Response Curve


VLDL Cholesterol
AEM-28 minus Placebo
Max. Fractional VLDL Difference (Active - Placebo)
AEM-28 Dose (mg/kg)


Triglycerides
AEM-28 minus Placebo
Max. Fractional Triglyceride Difference (Active - Placebo)
AEM-28 Dose (mg/kg)

* Statistically significant results favoring the 2mg and 3.54mg doses over the 1mg and placebo doses


Total Cholesterol
AEM-28 minus Placebo
Max. Fractional Cholesterol Difference (Active - Placebo)
AEM-28 Dose (mg/kg)


Non-HDL Cholesterol
AEM-28 minus Placebo
Max. Fractional NonHDL Difference (Active - Placebo)
AEM-28 Dose (mg/kg)

* * Statistically significant results favoring the 3.54mg dose over the 1mg, 2mg and placebo doses

Favorable Impacts Across the Lipid Panel

Phase 1b/2a Trial Results

Triglycerides: Comparison of Minimum Fractional Concentrations versus Pre-Dose Observed in First 12 Hours Post-Dose (Mean ± SEM)


Minimum Fractional Concentration versus Pre-Dose in First 12 Hours
1.0
0.8
0.6
0.4
0.2
0.0
*
†
*
Placebo
1
2
3.54
Cohorts (mg/kg)

* Cohorts are insignficantly different from one another ($p > 0.05$)
† Cohorts 3.54 and 2 mg/kg signficantly different from Cohorts 1 mg/kg and Placebo ($p<0.025$)

VLDL: Comparison of Minimum Fractional Concentrations verus Pre-Dose Observed in First 12 Hours Post-Dose (Mean ± SEM)


Minimum Fractional Concentration versus Pre-Dose in First 12 hours
1.0
0.8
0.6
0.4
0.2
0.0
*
†
*
Placebo
1
2
3.54
Cohorts (mg/kg)

* Cohorts are insignificantly different from one another ($p > 0.05$)
† Cohorts 3.54 mg/kg and 2 mg/kg are significantly different from Cohorts 1 mg/kg and Placebo ($p < 0.05$)

New AEM-28-02 (Analog) Formulation

Targets Orphan Indications in Hyperlipidemia

Fredrickson Class	Synonym	Defect	Target Lipoprotein	Prevalence/US Market*	IV Treatment Setting
Type 1a	Familial Hyperchylomicronemia or LPL Lipase Deficiency	Decreased LPL	Chylomicron remnants	1 in 1,000,000 = 300	Infusion Clinic
Type 1b	Familial apoprotein C II deficiency	Altered Apo C2	Chylomicron/ VLDL remnants	1 in 250,000 = 1,200	Infusion Clinic
Type 3	Familial Dysbetalipoproteinemia	Defect in Apo E binding domain	VLVL/IDL and Chylomicron remnants	1 in 10,000 = 30,000	Infusion Clinic
Types 4 and 5	Refractory Familial Hypertriglyceridemia	VLDL/TG production	VLDL and Chylomicron remnants	Addressable Market ≈ 60,000	Infusion Clinic
	Acute Hypertriglyceridemic Pancreatitis	VLDL/TG production	VLDL and Chylomicron remnants	74,000 Hospitalizations: Addressable Market ≈ 6,000	Hospital

** General Literature Sources*

AEM-28-02 Targets Valuable Underserved Orphan Markets

Pharmacoeconomic Case Study:
Acute Hypertriglyceridemic Pancreatitis

Pathology:	
• TG > 1,000 • Genetic Origin • 5% Mortality	• ICU / Acute Hospitalization • Prescribed Therapy: "No Fat Diet / Fibrates / Prayer" • 6,000 Hospital Subjects

System Costs with Current Standard of Care:		US Market
• Avg 5 Day ICU Stay @ $30K/Day	$150K	
• Avg 5 Day Acute Stay @ $12K/Day	$ 60K	
• Physicians/Lab/Imaging/Meds (10 Days)	$ 25K	
Total Cost to Release	$235K	$1,410MM
System Cost w/AEM-28-02		
• Avg 2 Day ICU Stay @ $30K/Day	$ 60K	
• Avg 2 Day Acute Stay @ $12K/Day	$ 24K	
• Physicians/Lab/Imaging (4 Days)	$ 10K	
• AEM-28-02 Therapy	$ 25K	
Total Cost to Release	$119K	$ 714MM

Fast Discharge System Savings with AEM-28-02 Therapy: $696M

New AEM-28-02 formulation
Future Target Indications

Indication	Regulatory	Target	US Procedure	IV Treatment Setting
Acute Coronary Syndrome (ACS)	Clinical Outcomes	Atherosclerosis	1,300,000	Hospital
Peripheral Artery Disease (PAD)	Clinical Outcomes	Intimal Hyperplasia/ Atherosclerosis	600,000	Hospital and Infusion Clinic
High Risk Metabolic Syndrome	Clinical Outcomes	VLDL/Triglycerides	Epidemic proportions	Hospital and Infusion Clinic

AEM-28-02 Road Map to Large Valuable Markets Preferentially Clearing Large Buoyant VLDL Remnants and TGs

AEM-28-02 Potential Therapeutic Role

Acute Coronary Syndrome Therapy


ACS Event
Critical Care
Stabilization/Maintenance
Non-HDL-C
200
180
160
140
120
100
80
AEM-28-02
Months
0 1 2 3 4 5 6 7 8 9 10 11 12
Annual AEM-28-02 Follow Up
AEM-28-02
PCSK9
Statin

(Not Based on Clinical Data)

- High ACS Recurrence in Three Months Post Event
  - Particularly problematic in diabetes and metabolic syndrome
- PCSK9 and Statins Take Weeks/Months to Lower LDL-C
- AEM-28-02 Lowers Non-HDL-C in Hours and Reduces Atheroma Burden
- 1.3MM Acute Coronary Hospitalizations Annually in U.S.

AEM-28-02 is Indicated For Early Phase Critical Care ACS Therapy and Annual Follow Up

Summary

- New, but Historically Proven Apo-E Class of Lipid Lowering Drugs
- Targeting HoFH, Acute Hypertriglyceridemic Pancreatitis and Other Orphan Hyperlipidemic Indications
- Potential to Reduce Atherosclerosis
- AEM-28 Phase 1a;1b/2a Study Met Objectives
- Analogs of AEM-28 (21 Year Patent Life) Already in Development

Business Plan:
Continue Development While Exploring Strategic Joint Development

LipimetiX Development, LLC
5 Commonwealth Road, Suite 2A
Natick, MA 01760

Dennis Goldberg, PhD.
508-651-3715
dgoldberg@lipimetix.com

Jock Holliman
602-286-5586
jholliman@capstonethx.com